UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 08, 2007 (Date of earliest event reported)
RoomLinX Inc. (Exact name of registrant as specified in its charter)

CO (State or other jurisdiction of incorporation)	000-26213 (Commission File Number)	83-0401552 (IRS Employer Identification Number)

2150 W. 6th Ave Suite N Broomfield, CO 80020 (Address of principal executive offices)		80020 (Zip Code)
303-544-1111 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 8th, 2007, Woody McGee was elected to serve as a Director of the Registrant to fill a vacancy on the Registrant's Board of Directors. He will receive the same compensation therefor as other independent directors of the Registrant for 2007 which shall be determined and disclosed at a later date.

Item 8.01. Other Events

On February 14, 2007, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of RoomLinX Inc. dated February 14, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2007	ROOMLINX INC. By: /s/ Michael S. Wasik Michael S. Wasik CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of RoomLinX Inc. dated February 14, 2007